CONVERTIBLE SECURITIES AGREEMENT OF
                     INTELECT COMMUNICATIONS SYSTEMS LIMITED


         THIS CONVERTIBLE SECURITIES SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into as of this ___day of August, 1996 by and between INTELECT COMMUNICATIONS SYSTEMS LIMITED, a company organized under the laws of Bermuda (the "Seller") and_________________________________________(the "Buyer")
providing for the purchase and sale of up to an aggregate of $10 million of certain debentures (the "Debentures"), convertible into common shares, U.S. $.01 par value per share (the "Shares"), of Seller to the Buyer. The Seller and the Buyer (collectively the "Parties") hereby represent, warrant and agree as follows:

         1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

                  (i) Buyer hereby subscribes for the principal amount of Dollars ($________________) of Debentures. The Debentures shall be convertible into Shares in accordance with the terms set forth in the form of Debenture attached as Exhibit A to this Agreement.

                  (ii) Buyer shall pay $____________ as the purchase price for the Debentures by delivering same-day funds in United States dollars against counter-delivery of Buyer's Debentures by Seller, each in accordance with the terms of the Escrow Agreement of even date herewith substantially in the form attached as Exhibit B to this Agreement.

         2. BUYER'S REPRESENTATIONS AND COVENANTS.

            Buyer represents, warrants and covenants to Seller as follows:

                  (i) This Agreement has been duly authorized, validly executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer in accordance with its terms, subject to general principles of equity and of bankruptcy or other laws affecting the enforcement of creditors' rights;

                  (ii) Buyer is purchasing the Debentures for its own account for investment purposes and not with a view towards distribution. Buyer understands and agrees that it must bear the economic risks of its investment for an indefinite period of time. Buyer has received and carefully reviewed copies of the Public Documents (as defined below). Buyer understands that the offer and sale of the Debentures are being made only by means of this Agreement. No representations or warranties have been made to Buyer by the Seller, the officers or directors of the Seller, or any agent, employee or affiliate


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         of any of them  except as set  forth  herein.  Buyer is aware  that the purchase of the Debentures involves a high degree of risk and that it may sustain, and has the financial ability to sustain, the loss of its entire investment. Buyer has had the opportunity to ask questions of, and receive answers satisfactory to it from, the Seller's management regarding the Seller. Buyer understands that no federal or state governmental authority has made any finding or determination relating to the fairness of an investment in the Debentures and that no federal or state governmental authority has recommended or endorsed, or will recommend or endorse, the investment herein. Buyer, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties. Buyer has significant assets, and upon consummation of the purchase of the Debentures, will continue to have significant assets exclusive of the Debentures. Buyer has not been organized for the purpose of acquiring the Debentures;

                  (iii) Buyer is an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "Securities Act");

                  (iv) Buyer understands that the Debentures are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such provisions;

                  (v) Buyer, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties; and

                  (vi) Buyer represents and covenants that all of its trading in the securities of the Seller will be in compliance with all applicable requirements of federal and state securities laws;

                  (vii) Buyer understands that neither the Debentures nor the Shares have been registered under the Securities Act and therefore it cannot dispose of any or all of the Debentures or the Shares unless such Debentures or Shares are subsequently registered under the Securities Act or exemptions from such registration are available. Buyer acknowledges that, until an effective registration statement relating to the Shares is in place, a legend substantially as follows will be placed on the certificates representing the Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SHARES WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO


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THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH
OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

         (viii) Neither Buyer nor any of its affiliates shall directly or indirectly maintain any short position in the Shares of the Seller until after the ninetieth (90th) day following the Closing.

         3. SELLER'S REPRESENTATIONS AND COVENANTS.

         Seller represents, warrants and covenants to the Buyer as follows:

                  (i) Seller has been duly incorporated and is validly existing and in good standing under the laws of Bermuda, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Seller. Seller has registered its common shares pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of the Exchange Act, and Seller's common shares are quoted on the Nasdaq National Market (trading symbol ICOMF);

                  (ii) Seller has furnished Buyer with copies of Seller's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), all Forms 10-Q and 8-K filed thereafter and the registration statement on Form S-3 filed with the SEC on July 29, 1996 (collectively, the "Public Documents"). The Public Documents at the time of their filing do not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Seller currently has 12,910,537 common shares, and no preferred shares, issued and outstanding;

                  (iii) Seller has filed all materials required to be filed pursuant to all applicable reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period necessary to meet the eligibility requirements of the SEC with respect to the use of a Registration Statement on Form S-3 for the filing of a resale registration statement with the SEC, and Seller currently meets such eligibility requirements;

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                  (iv) The Debentures  shall be  enforceable in accordance  with their respective terms, and the Shares when issued and delivered upon conversion thereof, have been and will be duly and validly authorized and issued, fully paid and nonassessable, free from all encumbrances and restrictions other than restrictions on transfer imposed by applicable securities laws and/or this Agreement, and will not subject the holders thereof to personal liability by reason of being such holders. Except for preemptive rights as to which Seller has received effective waivers, there are no preemptive rights of any shareholder of Seller with respect to the Debentures or the Shares;

                  (v) This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement of Seller in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Seller has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder;

                  (vi) The Company is not, and upon the execution and delivery of this Agreement, the issuance of the Debentures, the issuance of Shares upon conversion thereof, and the transactions contemplated by this Agreement will not be in conflict with or in breach of any of the terms or provisions of, or in default under, the Seller's Memorandum of Association or Byelaws, or any indenture, mortgage, deed of trust or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, any law, statute, rule, regulation, or any existing applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over Seller or any of its properties or assets or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject;

                  (vii) No authorization, approval, filing with or consent of any governmental body is required for the issuance and sale of the Debentures, or the Shares upon conversion thereof, as contemplated by this Agreement;

                  (viii) Seller will issue one or more Debentures in the name of Buyer in the ratios specified in Section 1 above in denominations of $100,000. Upon conversion of the Debentures, Seller will issue one or more certificates representing the Shares in the name of Buyer, with a legend (if applicable) substantially in the form specified by Section 2(vii) above, and in such denominations to be specified by Buyer prior to conversion;

                  (ix) Seller will comply with all applicable securities laws and regulations with respect to the sale and issuance of the Debentures (and the Shares into which they are convertible) to each Buyer, including but not limited to the filing of all reports required to be filed in connection therewith

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         with the SEC or any stock  exchange  or Nasdaq or any other  regulatory authority, and shall maintain its eligibility to use Form S-3 for the filing of a resale registration statement with respect to the Shares with the SEC;

                  (x) Seller shall: (i) maintain the listing of its Shares on the Nasdaq Stock Market; (ii) reserve immediately prior to the Closing and shall continue to reserve from its authorized Common Shares a sufficient number of Common Shares to permit conversion in full of all outstanding Debentures in accordance with their respective terms; and
         (iii) file an Additional Shares Listing Application with Nasdaq promptly following the Closing;

                  (xi) Until such time as Buyer has converted one hundred percent (100%) of this Debenture into Shares, Seller shall not repurchase its common shares or otherwise enter into any transaction which would cause a decrease in the number of its common shares issued and outstanding (other than transactions that similarly decrease the number of common shares into which the Debentures are convertible);

                  (xii) Seller agrees that it will not issue a press release to the public containing Buyer's name or other identifying information without such Buyer's written consent and in fulfilling its obligations under the Registration Rights Agreement. Buyer acknowledges that this Agreement and the related documents may be filed with the SEC; and

                  (xiii) Subject in part to the truth and accuracy of the Buyer's representations and warranties in Section 2, the offer, sale and issuance of the Debentures are exempt from the registration requirements of the Securities Act and applicable state securities laws.

         4. REGISTRATION.

         Immediately following the Closing, Seller shall, at Seller's expense, effect the registration of the Shares issuable upon conversion of the Debentures held by Buyer under the Securities Act and relevant Blue Sky laws. Such registration shall be effected in accordance with the terms of the Registration Rights Agreement attached hereto as Exhibit C (the "Registration Rights Agreement"). In the event the registration of the Shares issuable upon conversion of the Debentures is not declared effective by the SEC within ninety
(90) days of the Closing Date (the "Registration Date"), then such failure shall be a breach of the Debentures entitling Buyer to be paid by Seller such Buyer's pro rata portion of the "Damage Amount", as liquidated damages and not as a penalty. The Damage Amount shall mean $500 for each $1 million of Debentures for each calendar day following the Registration Date in which the registration of the Shares is not effective with the SEC. The Damage Amount shall be payable in cash as of the end of each calendar week following the Delivery


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Date, and shall be payable whether or not an Event of Default (as defined in the
Debenture) has occurred.

         5. CLOSING.

                  (i) Closing Date. The Debentures shall be dated and delivered, and the Purchase Price shall be paid, on the date that Seller notifies Buyer in its written acknowledgment of Seller's receipt of Buyer's executed counterpart of this Agreement (the "Closing Date"). The Parties anticipate that the Closing Date shall be August 8, 1996.

                  (ii)  Conditions to Closing.

                       (a) The Seller shall furnish to the Buyers legal opinions each addressed to the Buyers and dated as of the Closing Date from (i) Appleby, Spurling & Kempe substantially in the form of Exhibit D attached hereto, and (ii) Hale and Dorr, substantially in the form of Exhibit E attached hereto.

                       (b) Seller shall have delivered a certificate executed by its President, dated the Closing Date, and certifying that all of Seller's representations and warranties made in this Agreement are true and correct as of the Closing Date.

         6. MISCELLANEOUS.

                  (i) This Agreement shall be governed by and interpreted in accordance with the laws of Bermuda. Facsimile signatures of this Agreement shall be binding on all parties hereto.

                  (ii) This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (iii)  Seller  shall pay to  Freeborn  & Peters  $5,000 at the
         Closing,   in  payment  of   attorneys'   fees  and  related  costs  of
         consummating the transactions contemplated herein.

                  (iv) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, or telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6.

                           if to the Company:

                           Intelect Communications Systems Limited
                           Reid House, 31 Church Street
                           Hamilton, Bermuda
                           Attn:  Peter G. Leighton

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                           Fax:  441/292-5560

                           if to the Buyer, at such address as is listed for such Buyer on the signature page hereto.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

                                            Official Signatory of Seller:

                                            INTELECT COMMUNICATIONS SYSTEMS
                                            LIMITED


                                            By:
                                                --------------------------------
                                                    Peter G. Leighton, President

                                            Address:
                                            Reid House, 31 Church Street
                                            Hamilton, Bermuda
                                            (Telephone) 441/295-8639
                                            (Fax) 441/292-5560
                                            Attn: Peter G.  Leighton


                          Official Signatory of Buyer:

                                            By:
                                                --------------------------------
                                            Name:
                                                --------------------------------
                                            Title:
                                                --------------------------------
                                            Address:
                                                --------------------------------

                                                --------------------------------
                                            Telephone:
                                                --------------------------------
                                            Fax:
                                                --------------------------------




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